EXHIBIT 10.4


                                  (LETTERHEAD)
                                  JULY 7, 1997
VIA CERTIFIED
RETURN RECEIPT MAIL

Mr. Joel Eidelstein
Ocean Reef Management, Inc.
One Turnberry Place
19495 Biscayne Boulevard
Aventura, Florida 33180

     RE: CONSULTING AGREEMENT BETWEEN EZCONY INTERAMERICA INC. ("EZCONY") AND
         OCEAN REEF MANAGEMENT, INC. DATED APRIL 25, 1997 (THE "AGREEMENT")

Dear Mr. Eidelstein:

     We have been requested by our client, Ezcony, to send you notice of cancellation of the Agreement pursuant to Section 6 thereof. As provided in
Section 6 this cancellation is effective two days after the date of mailing.

                                         Sincerely,

                                         ADORNO & ZEDER, P.A.

                                         By: /s/ RICHARD M. SPECTOR
                                         ------------------------------
                                                 Richard M. Spector
RMS:abg

cc:Ezra Cohen, President